Exhibit 99.1
Open Lending Reports Fourth Quarter and Fiscal Year 2022 Financial Results

AUSTIN, TX, February 23, 2023 – Open Lending Corporation (Nasdaq: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its fourth quarter and fiscal year 2022.

“For the year ended December 31, 2022, we certified over 165,000 loans, reported total revenue of $179.6 million and adjusted operating cash flows of $142.6 million. While these results were below our expectations, we faced unprecedented industry challenges including new and used vehicle sales being the worst in nearly a decade, historic declines in wholesale used car values, and vehicle affordability at record highs,” said Keith Jezek, CEO of Open Lending. “While we expect these challenges to persist throughout 2023, we are thoughtfully investing in initiatives that support our long-term competitive advantages. These initiatives focus on growing our customer base as well as expanding with our existing customers. We believe that optimizing our sales channels and refining our technology offering will position us for long term success by supporting our goal of gaining market share.”

Three Months Ended December 31, 2022 Highlights
•The Company facilitated 34,550 certified loans during the fourth quarter of 2022, compared to 42,639 certified loans in the fourth quarter of 2021.
•Total revenue was $26.8 million during the fourth quarter of 2022, compared to $51.6 million in the fourth quarter of 2021. The fourth quarter of 2022 was impacted by a $12.8 million reduction in estimated future revenues related to business in historic vintages.
•Gross profit was $21.9 million during the fourth quarter of 2022, compared to $46.9 million in the fourth quarter of 2021.
•Net loss was $4.2 million during the fourth quarter of 2022, compared to net income of $27.8 million in the fourth quarter of 2021.
•Adjusted EBITDA was $8.5 million during the fourth quarter of 2022, compared to $36.6 million in the fourth quarter of 2021.

Twelve Months Ended December 31, 2022 Highlights
•The Company facilitated 165,211 certified loans during the year ended December 31, 2022, compared to 171,697 certified loans in the prior year.
•Total revenue was $179.6 million during the year ended December 31, 2022, compared to $215.7 million in the prior year.
•Gross profit was $159.6 million during the year ended December 31, 2022, compared to $197.0 million in the prior year.
•Net income was $66.6 million during the year ended December 31, 2022, compared to $146.1 million in the prior year.
•Adjusted EBITDA was $105.7 million during the year ended December 31, 2022, compared to $155.0 million in the prior year.

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial table included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

First Quarter 2023 Outlook
Based on the fourth quarter results and trends into early 2023, the Company is issuing its first quarter 2023 guidance ranges as follows:

First Quarter 2023 Outlook
Total Certified Loans	28,000 - 32,000
Total Revenue	$30 - $34 million
Adjusted EBITDA	$13 - $17 million

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the fourth quarter and fiscal year 2022 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman, Keith Jezek, CEO and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (877) 407-4018, or for international callers (201) 689-8471; the conference ID is 13735205. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (Nasdaq: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2023 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, market, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release are financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, these measures provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income (loss) excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, gain on extinguishment of the Company's tax receivable agreement, loss on extinguishment of debt, change in fair value of contingent consideration, change in measurement - tax receivable agreement and transaction bonuses as a result of the Business Combination. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as adjusted EBITDA, minus CAPEX, plus or minus change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Consolidated Balance Sheets
(In thousands, except share data)

	December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$204,450	$116,454
Restricted cash	4,069	3,055
Accounts receivable, net	5,721	6,525
Current contract assets, net	54,429	70,542
Income tax receivable	9,714	1,345
Other current assets	2,361	4,873
Total current assets	280,744	202,794
Property and equipment, net	2,573	2,663
Operating lease right-of-use asset, net	4,610	5,189
Contract assets, net	21,001	42,414
Deferred tax asset, net	65,128	65,503
Other assets	5,575	262
Total assets	$379,631	$318,825
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$288	$1,285
Accrued expenses	6,388	3,984
Current portion of debt	3,750	3,125
Third-party claims administration liability	4,055	3,050
Other current liabilities	626	621
Total current liabilities	15,107	12,065
Long-term debt, net of deferred financing costs	143,683	143,135
Operating lease liabilities	4,082	4,643
Other liabilities	3,935	—
Total liabilities	166,807	159,843
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 123,646,059 shares outstanding as of December 31, 2022 and 128,198,185 shares issued and 126,212,876 shares outstanding as of December 31, 2021	1,282	1,282
Additional paid-in capital	499,625	496,983
Accumulated deficit	(215,819)	(282,439)
Treasury stock at cost, 4,552,126 shares as of December 31, 2022, and 1,985,309 shares as of December 31, 2021	(72,264)	(56,844)
Total stockholders’ equity	212,824	158,982
Total liabilities and stockholders’ equity	$379,631	$318,825

OPEN LENDING CORPORATION
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue
Profit share	$6,066	$31,196	$90,056	$133,215
Program fees	18,309	18,484	80,611	75,630
Claims administration and other service fees	2,446	1,950	8,927	6,810
Total revenue	26,821	51,630	179,594	215,655
Cost of services	4,896	4,739	19,968	18,621
Gross profit	21,925	46,891	159,626	197,034
Operating expenses
General and administrative	11,165	6,603	35,950	30,393
Selling and marketing	4,148	3,341	17,856	12,000
Research and development	1,839	1,720	8,205	4,352
Total operating expenses	17,152	11,664	62,011	46,745
Operating income	4,773	35,227	97,615	150,289
Interest expense	(2,297)	(489)	(5,832)	(5,859)
Interest income	1,627	36	1,995	213
Gain on extinguishment of tax receivable agreement	—	—	—	55,422
Loss on extinguishment of debt	—	—	—	(8,778)
Other income (expense)	1	11	(238)	(119)
Income before income taxes	4,104	34,785	93,540	191,168
Income tax expense	8,293	6,945	26,920	45,086
Net income (loss)	$(4,189)	$27,840	$66,620	$146,082
Net income (loss) per common share
Basic	$(0.03)	$0.23	$0.53	$1.16
Diluted	$(0.03)	$0.23	$0.53	$1.16
Weighted average common shares outstanding
Basic	125,763,245	126,202,593	126,108,329	126,354,597
Diluted	125,794,209	126,220,184	126,261,614	126,390,435

OPEN LENDING CORPORATION
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities
Net income	$66,620	$146,082
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation	5,449	3,815
Depreciation and amortization	1,339	1,122
Non-cash operating lease cost	579	544
Gain on extinguishment of tax receivable agreement	—	(55,422)
Loss on extinguishment of debt	—	8,778
Deferred income taxes	375	20,055
Changes in assets and liabilities:
Accounts receivable, net	804	(2,181)
Contract assets, net	37,527	(23,763)
Other current and non-current assets	(2,685)	(1,120)
Accounts payable	(996)	(2,157)
Accrued expenses	2,405	693
Income tax receivable, net	(8,369)	(450)
Operating lease liabilities	(495)	(364)
Third-party claims administration liability	1,005	459
Other current and non-current liabilities	3,873	(935)
Net cash provided by operating activities	107,431	95,156
Cash flows from investing activities
Purchase of property and equipment	(624)	(1,987)
Net cash used in investing activities	(624)	(1,987)
Cash flows from financing activities
Proceeds from term loans	150,000	125,000
Proceeds from revolving credit facility	—	50,000
Payments on term loans	(123,594)	(169,191)
Payments on revolving credit facility	(25,000)	(25,000)
Payment of deferred financing costs	(976)	(1,669)
Shares repurchased	(18,018)	(20,000)
Shares withheld for taxes related to restricted stock units	(209)	—
Settlement of tax receivable agreement	—	(36,948)
Net cash used in financing activities	(17,797)	(77,808)
Net change in cash and cash equivalents and restricted cash	89,010	15,361
Cash and cash equivalents and restricted cash at the beginning of the period	119,509	104,148
Cash and cash equivalents and restricted cash at the end of the period	$208,519	$119,509
Supplemental disclosure of cash flow information:
Interest paid	$3,520	$5,243
Income tax paid, net	36,112	25,280
Property and equipment accrued but not paid	—	24

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Adjusted EBITDA
Net income (loss)	$(4,189)	$27,840	$66,620	$146,082
Non-GAAP adjustments:
Interest expense	2,297	489	5,832	5,859
Income tax expense	8,293	6,945	26,920	45,086
Depreciation and amortization expense	235	202	915	792
Share-based compensation	1,885	1,089	5,449	3,815
Gain on extinguishment of tax receivable agreement (1)	—	—	—	(55,422)
Loss on extinguishment of debt (2)	—	—	—	8,778
Total adjustments	12,710	8,725	39,116	8,908
Adjusted EBITDA	8,521	36,565	105,736	154,990
Total revenue	$26,821	$51,630	$179,594	$215,655
Adjusted EBITDA margin	32%	71%	59%	72%

Adjusted operating cash flows (3)
Adjusted EBITDA	$8,521	$36,565	$105,736	$154,990
CAPEX	13	(202)	(624)	(1,987)
Decrease (increase) in contract assets, net	24,511	1,157	37,527	(23,763)
Adjusted operating cash flows	$33,045	$37,520	$142,639	$129,240
Notes:

(1)Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement.
(2)Reflects unamortized deferred financing costs that were written off in connection with the refinancing of our prior term loan in March 2021.
(3)Adjusted operating cash flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.